UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement

On February 2, 2022, Jaguar Health, Inc. (the “Company”) entered into an amendment (the “ATM Amendment”) to that certain At the Market Offering Agreement, dated December 10, 2021 (as amended by the ATM Amendment, the “Agreement”), between the Company and Ladenburg Thalmann & Co. Inc., as agent (“Ladenburg”). Pursuant to the Amendment, the aggregate offering amount of shares of the Company’s common stock, $0.0001 par value per share (the “Shares”), which the Company may sell and issue through Ladenburg, as the sales agent, was increased from $15,000,000 to $75,000,000 (the “ATM Upsize”). The Company has already sold $3,948,311.42 of this amount under the Agreement.

Also on February 2, 2022, the Company filed supplement no. 1 to the prospectus supplement, dated December 10, 2021, with the Securities and Exchange Commission (the “Supplement to the Prospectus Supplement”) in connection with the ATM Upsize. The issuance and sale of the Shares by the Company under the Agreement will be made pursuant to the Company’s registration statement on Form S-3 (File No. 333-261283) filed with the SEC on November 22, 2021 and declared effective on December 3, 2021 (the “Registration Statement”), as supplemented by a prospectus supplement dated December 10, 2021 and the Supplement to the Prospectus Supplement.

The opinion of Reed Smith LLP, the Company’s counsel, regarding the legality of the Shares that may be issued pursuant to the Agreement, is filed herewith as Exhibit 5.1.

The Shares will be sold pursuant to the Registration Statement, and offerings of the Shares will be made only by means of the prospectus supplement, the Supplement to Prospectus Supplement and the accompanying prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
5.1	Opinion of Reed Smith LLP as to the legality of the Shares.
10.1	First Amendment to the At the Market Offering Agreement, dated February 2, 2022, by and between Jaguar Health, Inc. and Ladenburg Thalmann & Co. Inc.
23.1	Consent of Reed Smith LLP (included in Ex. 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	President and Chief Executive Officer

Date: February 2, 2022